UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 15, 2008

FIRST CHARTER CORPORATION
 (Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
 (Address of principal executive offices, including zip code)

(704) 688-4300
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

-------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS

On April 15, 2008,  First Charter Corporation (the "Corporation") received notice from Fifth Third Bancorp that it had received all regulatory approvals, including approval by the Federal Reserve Board, relating to its pending merger with the Corporation.  As previously disclosed, the Corporation is planning for closing in the second quarter of 2008.

                                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION
By:	/s/ STEPHEN J. ANTAL
Stephen J. Antal Executive Vice President, General Counsel and Secretary

Dated: April 16, 2008